               OPPENHEIMER STRATEGIC INCOME FUND
           Supplement dated June 27, 2003 to the
             Prospectus dated November 22, 2002

The Prospectus is changed as follows:

1.    The following paragraph is added to the end of the
     section titled ’About the Fund’s Investments-Other
     Investment Strategies” beginning on page 13:

      Loans  of  Portfolio   Securities.   The  Fund  has
      entered into a Securities  Lending  Agreement  with
      JP Morgan  Chase.  Under the  agreement,  portfolio
      securities  of the Fund may be loaned  to  brokers,
      dealers  and  other  financial  institutions.   The
      Securities  Lending  Agreement  provides that loans
      must be adequately  collateralized  and may be made
      only  in  conformity  with  the  Fund’s  Securities
      Lending Guidelines,  adopted by the Fund’s Board of
      Trustees.  The value of the  securities  loaned may
      not  exceed  25% of the  value  of the  Fund's  net
      assets.

2.    The paragraph titled ’Portfolio Managers” on page 15
     is replaced with the following paragraph:

      Portfolio  Manager.  The  portfolio  manager of the
      Fund is Arthur P.  Steinmetz.  He is the person who
      is  principally   responsible  for  the  day-to-day
      management   of  the   Fund’s   investments   since
      February  5,  2003.   Mr.   Steinmetz   is  a  Vice
      President  of the Fund and a Senior Vice  President
      of the  Manager.  He also  serves as an officer and
      portfolio manager of other Oppenheimer funds.

June 27, 2003                                                PS230.028

  OPPENHEIMER STRATEGIC INCOME FUND
                     Supplement dated June 27, 2003
            to the Statement of Additional Information dated
              November 22, 2002 revised February 25, 2003

The Statement of Additional Information is revised as follows:

The  section  titled  loans of  Portfolio  Securities  under
"About the Fund’s  Investments-Other  Investment  Techniques
and  Strategies"   beginning  on  page  11  is  deleted  and
replaced with the following:

   Loans  of  Portfolio   Securities.   To  raise  cash  for
   liquidity  purposes  or  income,  the  Fund  can lend its
   portfolio securities to brokers,  dealers and other types
   of  financial  institutions  approved by the Fund’s Board
   of Trustees.

      The Fund may lend its  portfolio  securities  pursuant
   to the  Securities  Lending  Agreement  (the  “Securities
   Lending Agreement”) with JP Morgan Chase,  subject to the
   restrictions  stated  in the  Prospectus.  The Fund  will
   lend such  portfolio  securities  to attempt to  increase
   the  Fund's   income.   Under  the   Securities   Lending
   Agreement and applicable  regulatory  requirements (which
   are  subject to change),  the loan  collateral  must,  on
   each  business day, be at least equal to the value of the
   loaned  securities and must consist of cash, bank letters
   of credit or  securities of the U.S.  Government  (or its
   agencies   or    instrumentalities),    or   other   cash
   equivalents  in which the Fund is  permitted  to  invest.
   To be  acceptable as  collateral,  letters of credit must
   obligate  a bank to pay to JP  Morgan  Chase,  as  agent,
   amounts  demanded  by the Fund if the  demand  meets  the
   terms of the  letter.  Such terms of the letter of credit
   and the issuing  bank must be  satisfactory  to JP Morgan
   Chase and the Fund.  The Fund will  receive,  pursuant to
   the Securities Lending  Agreement,  80% of all annual net
   income  (i.e.,  net  of  rebates  to the  Borrower)  from
   securities  lending  transactions.  JP  Morgan  Chase has
   agreed,  in general,  to  guarantee  the  obligations  of
   borrowers  to  return   loaned   securities   and  to  be
   responsible   for   expenses   relating   to   securities
   lending.  The  Fund  will be  responsible,  however,  for
   risks  associated with the investment of cash collateral,
   including  the risk that the  issuer of the  security  in
   which  the  cash   collateral   has  been   invested   in
   defaults.   The  Securities   Lending  Agreement  may  be
   terminated  by either  JP Morgan  Chase or the Fund on 30
   days'  written  notice.  The  terms of the  Fund's  loans
   must  also  meet  applicable  tests  under  the  Internal
   Revenue  Code and  permit  the Fund to  reacquire  loaned
   securities  on five  business  days’ notice or in time to
   vote on any important matter.

       There are some risks in  connection  with  securities
   lending.  The Fund might  experience a delay in receiving
   additional  collateral  to  secure a loan,  or a delay in
   recovery  of  the  loaned   securities  if  the  borrower
   defaults.  The Fund must receive  collateral  for a loan.
   Under current applicable  regulatory  requirements (which
   are subject to  change),  on each  business  day the loan
   collateral  must be at least  equal  to the  value of the
   loaned securities.  It must consist of cash, bank letters
   of  credit,  securities  of the  U.S.  government  or its
   agencies or instrumentalities,  or other cash equivalents
   in  which  the  Fund  is  permitted  to  invest.   To  be
   acceptable   as   collateral,   letters  of  credit  must
   obligate a bank to pay  amounts  demanded  by the Fund if
   the demand  meets the terms of the  letter.  The terms of
   the  letter of credit and the  issuing  bank both must be
   satisfactory to the Fund.

      When it lends securities, the Fund receives amounts
   equal to the dividends or interest on loaned securities.
   It also receives one or more of (a) negotiated loan
   fees, (b) interest on securities used as collateral, and
   (c) interest on any short-term debt securities purchased
   with such loan collateral. Either type of interest may
   be shared with the borrower.  The Fund may also pay
   reasonable finders’, custodian and administrative fees
   in connection with these loans.  The terms of the Fund’s
   loans must meet applicable tests under the Internal
   Revenue Code and must permit the Fund to reacquire
   loaned securities on five days’ notice or in time to
   vote on any important matter.

June 27, 2003                                      PX0230.011